Exhibit 4.1

FORM OF TELANETIX, INC. COMMON STOCK CERTIFICATE

COMMON STOCK

TELANETIX, INC.

SHARES AUTHORIZED; 200,000,000

PAR VALUE $0.001

COMMON STOCK

CUSIP 879180 10 7

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

TELANETIX, INC.

Transferable on the books of the corporation by the holder hereof, in person or by duty authorized attorney, upon surrender of this certificate property endorsed. This certificate is not valued until countersigned by the Transfer Agent and registered by the Registar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: March 31, 2006

COUNTERSINGED AND REGISTERED

By

Transfer Agent and Registrar

Empire stock transfer INC.

Authorized signature

Corporate

DELAWARE

SEAL

Secretary

President

TELANETIX INC

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

UT TEN - as joint tenants with right of survivorship and not as tenants in common Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR ASSIGNEE)

Shares of the Common Stock represented by this Certificate and hereby invariably constitutes and appoints.

Attorney & transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated Notice THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

Notice THE SIGNATURE(S) SHOULD

BE GUARANTEED BY AN ELIGIBLE

GUARANTOR INSTITUTION, (BANKS,

STOCKBROKERS. SAVINGS AND LOAN

ASSOCIATIONS AND CREDIT UNION)

WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION

PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.